Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Contingencies
Contingencies

Note 9. Contingencies

From time‑to‑time the Company is a defendant in various lawsuits and administrative proceedings wherein certain amounts are claimed or violations of law or regulations are asserted. In the opinion of the Company’s management, these claims are without substantial merit and should not result in judgments which in the aggregate would have a material adverse effect on the Company’s financial statements.

Note 12. Contingencies

From time-to-time the Company is a defendant in various lawsuits and administrative proceedings wherein certain amounts are claimed or violations of law or regulations are asserted. In the opinion of the Company’s management, these claims are without substantial merit and should not result in judgments which in the aggregate would have a material adverse effect on the Company’s financial statements.

The State of Ohio assessed Commercial Activity Tax (CAT) for CCFI and certain subsidiaries. The assessment, which covered 2014 through 2016, totaled $274 including penalties and interest of $51. The Company believes there are substantive legal issues relating to certain amounts in the CAT assessment.  As a result, the assessment was appealed and a hearing has been requested with the Taxpayer Appeals Division of the Ohio Department of Taxation.  The hearing had not been scheduled as of the date of this Annual Report on Form S-1 and the outcome of the hearing cannot be reasonably estimated.  If ultimately unsuccessful, the Company may be liable for the assessment, however, would also be eligible for refunds of up to $129 for FIT taxes for those years.